UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 27, 2019

BRUNSWICK CORPORATION

(Exact Name of Registrant Specified in Charter)

Delaware	001-01043	36-0848180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26125 N. Riverwoods Blvd. Suite 500 Mettawa, Illinois	60045-3420
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (847) 735-4700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.75 per share	BC	New York Stock Exchange
6.500% Senior Notes due 2048	BC-A
6.625% Senior Notes due 2049	BC-B
6.375% Senior Notes due 2049	BC-C

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐ No ☐

ITEM 2.01 – COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On June 27, 2019, Brunswick Corporation, a Delaware corporation (“Brunswick” or the “Company”), completed the previously announced sale of all of the issued and outstanding equity interests of the companies which constitute Brunswick’s Fitness business to Lumos International Holdings B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) having its seat in Amsterdam (“Purchaser”), which is an affiliate of KPS Capital Partners, LP, for approximately $490 million in cash, on a cash-free, debt-free basis, subject to certain customary adjustments, as described in the Equity Purchase Agreement, dated May 5, 2019, between Brunswick and Purchaser (the “Purchase Agreement”).

These descriptions of the Purchase Agreement and sale do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement.  The Purchase Agreement was filed as Exhibit 2.1 to Brunswick’s Form 8-K filed on May 9, 2019.

A copy of the press release announcing completion of the sale is furnished as Exhibit 99.1 hereto.

The information contained in this Item 2.01 as well as in Exhibit 99.1 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this report are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current expectations, estimates, and projections about Brunswick’s business and by their nature address matters that are, to different degrees, uncertain. Words such as “may,” “could,” “expect,” “intend,” “target,” “plan,” “seek,” “estimate,” “believe,” “predict,” “outlook,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties that may cause actual results to differ materially from expectations as of the date of this report. These risks include, but are not limited to: the effect of adverse general economic conditions, including the amount of disposable income consumers have available for discretionary spending, tight consumer credit markets, and the level of consumer confidence on the demand for our products and services; our ability to successfully implement our strategic plan and growth initiatives; our ability to integrate acquisitions, including the Global Marine & Mobile Business of Power Products; having to record an impairment to the value of goodwill and other assets; changes to U.S. trade policy and tariffs; the inability to identify and complete targeted acquisitions; the risk that strategic divestitures, including the Fitness sale, may not provide business benefits; the potential for disruption to our business in connection with the Fitness sale or Power Products acquisition, making it more difficult to maintain business and operational relationships; the risk that unexpected costs will be incurred in connection with these transactions; the possibility that the expected synergies and value creation from these transactions will not be realized or will not be realized within the expected time period; negative currency trends, including shifts in exchange rates; fiscal policy concerns; adequate financing access for dealers and customers and our ability to access capital and credit markets; maintaining effective distribution; adverse economic, credit, and capital market conditions; loss of key customers; attracting and retaining skilled labor and implementing succession plans for key leadership; inventory reductions by dealers, retailers, or independent boat builders; requirements for us to repurchase inventory; actual or anticipated increases in costs, disruptions of supply, or defects in raw materials, parts, or components we purchase from third parties, including as a result of new tariffs on raw materials, increased demand for shipping carriers, and transportation disruptions; higher energy and fuel costs; our ability to protect our brands and intellectual property; absorbing fixed costs in production; managing our manufacturing footprint; outages, breaches, or other cybersecurity events regarding our technology systems, which could result in lost or stolen information and associated remediation costs; our ability to meet pension funding obligations; managing our share repurchases; competitive pricing pressures; our ability to develop new and innovative products and services at a competitive price, in legal compliance with existing rules; maintaining product quality and service standards; product liability, warranty, and other claims risks; legal and regulatory compliance, including increased costs, fines, and reputational risks; changes in income tax legislation or enforcement; certain divisive shareholder activist actions; joint ventures that do not operate solely for our benefit; international business risks; and weather and catastrophic event risks.

Additional risk factors are included in the Company’s Annual Report on Form 10-K for 2018.  Forward-looking statements speak only as of the date on which they are made, and Brunswick does not undertake any obligation to update them to reflect events or circumstances after the date of this report or for changes by wire services or Internet service providers.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release issued by Brunswick Corporation on June 27, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUNSWICK CORPORATION

Date: June 28, 2019	By:	/s/ Christopher F. Dekker
		Name:	Christopher F. Dekker
		Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX:

Exhibit No.	Description of Exhibit

99.1	Press Release issued by Brunswick Corporation on June 27, 2019.